UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 14, 2006

JMAR Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-10515	68-0131180
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10905 Technology Place, San Diego, California		92127
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(858) 946-6800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

At a March 14, 2006 meeting, the Compensation Committee of the Company's Board of Directors approved the following actions related to the compensation of the Company's executive officers:

The annual base salaries for the following executive officers were adjusted to the following amounts: Ulf Westblom, VP Marketing Photonics Products ($165,000), Dennis Valentine, CFO and VP Finance ($181,000), Scott Bloom, VP and General Manager of the Research Division ($185,000), Robert Selzer, Sr VP Technology of the System Division ($145,000), Larry Johnson, General Manager of the Microelectronics Division ($160,000), John Ricardi, VP Sensor Products Group ($170,000) and Doug Cheng, VP Operations ($158,000).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JMAR Technologies, Inc.

March 20, 2006	By:	Dennis E. Valentine

Name: Dennis E. Valentine
Title: Chief Financial Officer